UNITED STATES

SECRUITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.___)

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SABA CAPITAL INCOME & OPPORTUNITIES FUND

(name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Saba Capital Income & Opportunities Fund

405 Lexington Avenue, 58th Floor

New York, New York 10174

212-542-4644

April 25, 2023

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”), we are pleased to invite you to the annual meeting of shareholders (the “Annual Meeting”) of Saba Capital Income & Opportunities Fund (the “Fund”). The Annual Meeting is scheduled for 10:00 a.m., local time, on June 20, 2023, via audio teleconference.

At the Annual Meeting, shareholders of the Fund will be asked to reelect six nominees to the Board (the “Proposal”).

Formal notice of the Annual Meeting appears on the next page, followed by the proxy statement (the “Proxy Statement”). The Proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully.

After careful consideration, the Board recommends that you vote “FOR” the Proposal.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote. It is important that your vote be received no later than June 20, 2023.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Andrew Kellerman
President of the Board

Notice of Annual Meeting of Shareholders

of

Saba Capital Income & Opportunities Fund

405 Lexington Avenue, 58th Floor

New York, New York 10174

212-542-4644

Dear Shareholder:

NOTICE IS HEREBY GIVEN that an annual meeting of the shareholders (the “Annual Meeting”) of Saba Capital Income & Opportunities Fund (the “Fund”) is scheduled for 10:00 a.m., local time on June 20, 2023 via audio teleconference.

At the Annual Meeting, shareholders will be asked:

1.	To reelect six nominees to the Board of Trustees of the Fund (the “Proposal”);

2.	To transact such other business, not currently contemplated, that may properly come before the Annual Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed proxy statement (the “Proxy Statement”) carefully for information concerning the Proposal to be placed before the Annual Meeting. The Board of Trustees recommends that you vote “FOR” the Proposal.

Shareholders of record as of the close of business on March 21, 2023, are entitled to notice of, and to vote at, the Annual Meeting, and are also entitled to vote at any adjournments or postponements thereof. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Annual Meeting, please complete, sign, and return promptly, but in no event later than June 20, 2023, the enclosed Proxy Ballot so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by submitting a revised Proxy Ballot, by giving written notice of revocation to the Fund or by voting virtually at the Annual Meeting.

By Order of the Board of Trustees

Michael D’Angelo

Secretary

April 25, 2023

PROXY STATEMENT

April 25, 2023

Saba Capital Income & Opportunities Fund

405 Lexington Avenue, 58th Floor

New York, New York 10174

212-542-4644

 Annual Meeting of Shareholders
Scheduled for June 20, 2023

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on June 20, 2023

This Proxy Statement and Notice of Annual Meeting of Shareholders are
available at: www.proxyvote.com

INTRODUCTION

Why did you send me this booklet?

This booklet includes a proxy statement (the “Proxy Statement”) and a Proxy Ballot for the Saba Capital Income & Opportunities Fund (the “Fund”) in which you have an interest. It provides you with information you should review before providing voting instructions on the matters listed in the Notice of Annual Meeting of Shareholders. The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.

What proposal will be considered at the Annual Meeting?

At the annual meeting of shareholders (the “Annual Meeting”), shareholders of the Fund are being asked to approve the election of six nominees to the Board of Trustees of the Fund (the “Proposal”).

Who is eligible to vote?

Shareholders of record holding an investment in shares of the Fund as of the close of business on March 21, 2023 (the “Record Date”) are eligible to vote at the Annual Meeting or any adjournments or postponements thereof.

How do I vote?

You may submit your Proxy Ballot in one of four ways:

●	By Internet. The web address and instructions for voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

●	By Telephone. The toll-free number for telephone voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

●	By Mail. Mark the enclosed Proxy Ballot, sign and date it, and return it in the postage-paid envelope we provided. Joint owners must each sign the Proxy Ballot.

●	Virtually at the Annual Meeting. You can vote your shares virtually at the Annual Meeting. If you expect to attend the Annual Meeting virtually, please call Broadridge Fund Solutions, LLC (“Broadridge”) at 855-928-4480.

To be certain your vote will be counted, a properly executed Proxy Ballot must be received no later than 5:00 p.m., local time, on June 18, 2023.

When and where will the Annual Meeting be held?

The Annual Meeting is scheduled to be held via audio teleconference on June 20, 2023, at 10:00 a.m., local time, and, if the Annual Meeting is adjourned or postponed, any adjournments or postponements of the Annual Meeting will also be held in the same manner.

To participate in the Annual Meeting, shareholders must register in advance by visiting https://www.viewproxy.com/sabacapital/broadridgevsm/ and submitting the requested required information to Broadridge, the Fund’s proxy tabulator.

Shareholders whose shares are registered directly with the Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the Annual Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 2 days prior to Meeting Date, but in any event must be received by the scheduled time for commencement of the Annual Meeting. Once shareholders have obtained a new control number, they must visit https://www.viewproxy.com/sabacapital/broadridgevsm/, submit their name and newly issued control number in order to register to participate in and vote at the Annual Meeting. After shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in information to attend the Annual Meeting, and (ii) an email with a password to enter at the event link in order to access the Annual Meeting.

Shareholders may vote before or during the Annual Meeting at proxyvote.com. Only shareholders of the Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Annual Meeting.

How can I obtain more information about the Fund?

Should you have any questions about the Fund, please do not hesitate to contact Broadridge toll free at 855-928-4480. A copy of the current annual report and most recent semi-annual report is available, without charge, on the Internet at www.sabacef.com or by contacting the Fund at:

Saba Capital Management, LP

405 Lexington Avenue, 58th Floor

New York, NY 10174
212-542-4644

Who are the service providers to the Fund?

Saba Capital Management, L.P. (“Saba Capital” or “Adviser”) serves as the investment adviser to the Fund. Additional information about Saba Capital may be found below.

Saba Capital, a Delaware limited partnership, has overall responsibility for the management of the Fund. Saba Capital oversees all investment advisory and portfolio management services and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Saba Capital is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser.

The Adviser is a U.S.-based registered investment adviser who focuses on credit relative value, tail hedge, SPACs and closed-end funds. Saba Capital’s principal office is located at 405 Lexington Avenue, 58th Floor, New York, New York 10174. As of April 1, 2023, Saba Capital managed approximately $4.3 billion in assets.

The Fund has engaged ALPS Fund Services, Inc. ("SS&C ALPS") to provide certain administrative and transfer agency services to the Fund. SS&C ALPS also acts as Fund Accountant, Transfer Agent, and Administrator to the Fund pursuant to service agreements with the Fund. The principal business address of SS&C ALPS is 1290 Broadway Suite 1000 Denver, CO 80203. In addition, the Fund has engaged ACA Global Fund Officer Services, LLC ("ACA Global") to provide third-party compliance officer and treasurer services.

PROPOSAL ONE – ELECTION OF THE NOMINEES

What is Proposal One?

The Board of Trustees for the Fund (the “Board”) has nominated six individuals (the “Nominees”) for election as Trustees of the Fund. Shareholders are being asked to reelect each Nominee as a Trustee, each to serve until his or her death, resignation, or removal or until his or her successor is duly elected and qualified.

The Nominees are: Aditya Bindal, Thomas Bumbolow, Karen Caldwell, Ketu Desai, Kieran Goodwin and Andrew Kellerman, each of whom is a current member of the Board. Except for Messrs. Kellerman and Bindal, each nominee is not an “interested person” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Such persons are commonly referred to as “Independent Trustees.” Messrs. Kellerman and Bindal are considered an interested person of the Fund, as defined in the 1940 Act, because each is also employed by Saba Capital. Each Nominee is currently a Trustee of the Fund and has consented to serve as a Trustee and to being named in this Proxy Statement. Please read the section entitled “Further Information about the Trustees and Officers” before voting on the Proposal.

Who are the Nominees and what are their qualifications?

Set forth below is pertinent information about each Nominee.

Independent Trustees

Thomas Bumbolow

Thomas R. Bumbolow became a Trustee of the Fund in 2021. Mr. Bumbolow currently serves as the Head of Distribution & Business Development at Midwest Holding (MWDT), an insurance company which marries its innovative insurance carrier with reinsurance capabilities customized for elite asset management partners. Mr. Bumbolow serves as advisor to Limitless Ventures, a venture-based social impact fund and was the co-Founder of protoCapital, a merchant bank that operated from 2017-2020. Mr. Bumbolow has 20 years of experience at JPMorgan Chase, where he held various roles in fixed-income sales and trading from 1997-2017. He has been a board member of Stepping Stones Museum for Children since 2018. Mr. Bumbolow earned a Bachelor of Arts in Economics from Boston College. Mr. Bumbolow's qualifications to serve as a Trustee include his numerous years of experience working within the financial and banking sectors, and with the asset management space generally.

Karen Caldwell

Karen Caldwell has served as the Chief Financial Officer of Reform Alliance, a non-profit organization dedicated to probation, parole, and sentencing reform in the United States through legislation and lobbying, since 2019. Previously, Ms. Caldwell served as the Chief Financial Officer and Treasurer of the NHP Foundation, a non-profit organization dedicated to increasing housing affordability, from 2018 to 2019. From 2016 to 2018, Ms. Caldwell served as the Chief Financial Officer and Executive Vice President of the New York City Housing Authority. Prior to such position, she served as the president of Hanseatic Management Services, Inc., an asset management company, from 2015 to 2016. Prior to Hanseatic, Ms. Caldwell served as a managing director of Alternative Investments at Amundi Investments, LLC, an investment advisement firm, from 2008 to 2014. From 1994 until 2008, Ms. Caldwell served as the Group Senior Vice President and Co-Head of Rates and Portfolio Management of ABN AMRO/LaSalle Bank Corporation Treasury. Ms. Caldwell also served as the Vice President of Foreign Exchange Trading and Sales at JPMorgan Chase from 1982 until 1994. Ms. Caldwell has served on the board of trustees of Templeton Global Income Fund since February 2023, the board of trustees of Finite Solar Finance Fund since 2021, and Saba Capital Income & Opportunities Fund, including as Chairwoman of the Audit Committee, since 2020. Additionally, Ms. Caldwell served as a member of the board of directors and on the Audit Committee of the Chicago Housing Authority from 2014 until 2015. Ms. Caldwell earned a B.S. in Accounting from Florida A&M University, and an MBA in Finance & Marketing from Northwestern University, Kellogg School of Management. Ms. Caldwell’s qualifications to serve as a Trustee include her extensive experience as senior management in various businesses and decades of leadership experience in top financial institutions.

Ketu Desai

Ketu Desai has served as Principal, Chief Compliance Officer, Investment Adviser Representative and Independent Registered Investment Adviser of i-squared Wealth Management, Inc., a private wealth investment management firm, since 2016. He has also served as CIO of Centerfin, Inc. since December 2021. Previously, Mr. Desai served as Investment Analyst at Lighthouse Investment Partners, LLC (“Lighthouse”), a global investment firm, from 2007 until 2016, where he helped manage Lighthouse’s credit funds, including the Lighthouse Credit Opportunities Fund and Lighthouse Credit Compass. At Lighthouse, Mr. Desai was also a member of the firm’s Relative Value Committee, where he was responsible for portfolio allocation decisions and risk management of fixed income, credit, event-driven, mortgage, and distressed strategies. Prior to joining Lighthouse, Mr. Desai served as a M&A Investment Banking Analyst at Credit Suisse AG from 2006 until 2007. Mr. Desai has served as a trustee on the board of trustees of Templeton Global Income Fund since February 2023 and on the Board of Trustees of Saba Capital Income & Opportunities Fund since 2020. Mr. Desai earned a B.A. in Economics from Stony Brook University, a M.S. in Economics from New York University and an MBA from NYU Stern in Finance, Financial Instruments and Markets, and Entrepreneurship and Innovation. Mr. Desai’s qualifications to serve as a trustee include his extensive leadership experience in the investment and finance industries, including in risk management.

Kieran Goodwin

Kieran Goodwin is the founder of Hidden Truth, a mobile application game. Mr. Goodwin is also the CFO of a special purpose acquisition company, Rosecliff Acquisition Corp. I. Previously, he served as the co-founder and Portfolio Manager of Panning Capital Management, LLC, a hedge fund with $2.5 billion AUM at its peak, from 2012 to 2019. Prior to Panning, from 2004 to 2010, Mr. Goodwin served as partner and Head of Trading of King Street Capital Management, an investment management firm. From 2002 to 2004, Mr. Goodwin served as a Managing Director in UBS Principal Finance. Prior to UBS, Mr. Goodwin was a Managing Director in Fixed Income at Merrill Lynch and from 1991 until 1997 he was a trader in interest rate and credit derivatives at Smith Barney, Citigroup and Salomon Brothers. Mr. Goodwin earned a B.A. in Computer Science from Duke University in 1991. Mr. Goodwin’s qualifications to serve as a Trustee include his experience as a founder of an investment company and his extensive knowledge and experience in the finance and investment spaces.

Interested Trustees

Aditya Bindal

Aditya Bindal, has served as Managing Director and Chief Risk Officer at Saba Capital, an investment advisor focused on credit and equity relative value strategies, since October 2018. Previously, Mr. Bindal served as Chief Risk Officer at Water Island Capital, an event-driven investment firm with over $2.5 billion in AUM where he was responsible for firm wide risk management, as well as developing quantitative research, from September 2015 to September 2018. Prior to joining Water Island, Mr. Bindal worked as Senior Risk Manager for Eton Park Capital Management, an investment management firm, from July 2008 to September 2015. His primary responsibilities included managing risks for credit and derivative portfolios, devising scenario analysis for complex strategies and providing capital market perspectives to senior management. Mr. Bindal began his career in 2005 at The Bear Stearns Companies, Inc. (formerly NYSE: BSC), a global investment bank, securities trading and brokerage firm, as a risk associate and subsequently traded credit derivatives for the proprietary desk. Mr. Bindal has served as a trustee on the Board of Trustees of Templeton Global Income Fund since May 2021 and as a trustee on the Board of Trustees of Saba Capital Income & Opportunities Fund since July 2020. Mr. Bindal received a Ph.D. in Chemical Engineering from Rutgers University, Masters from Purdue University and a B.Tech from Indian Institute of Technology, Kharagpur in India. Mr. Bindal’s qualifications to serve as a trustee include his deep financial expertise and the senior financial management positions he has held at multiple asset management firms.

Andrew Kellerman

Andrew Kellerman is a Partner and has served as President and Head of Business Development of Saba Capital Management, L.P. since 2018. Prior to joining Saba, Mr. Kellerman served as a Managing Director and Head of Distribution for the Private Institutional Client group within Alex. Brown & Sons where he was responsible for placement of boutique funds and private direct investments from 2017 to 2018. Prior to Alex. Brown, Mr. Kellerman served as a Managing Partner of Measure 8 Venture Partners, a diversified private capital fund focused on opportunities in emerging industries, from January 2017 to November 2017. Previously, Mr. Kellerman served as a Managing Director and Head of Business Development with Vertical Knowledge supplying open source data and analytics for the defense, financial services, and commercial markets from 2014-2016. Prior to joining Vertical Knowledge, Mr. Kellerman was employed with Deutsche Bank from 2002 through 2014, where he served as a Managing Director in Credit Derivatives from 2002-2006; U.S. Head of Synthetic CDO Sales from 2006-2009 and Head of Hedge Fund Credit Sales from 2009 through 2014. Mr. Kellerman’s additional experience includes FleetBoston Financial in Singapore where he was a Director in Asia Structured Finance, Presidio Capital also in Singapore where he served as Director in Structured Finance and First National Bank of Chicago where he served as VP, Head of EM Options Trading. Mr. Kellerman has served as a trustee on the Board of Trustees and chairman of the Board of Trustees of Saba Capital Income & Opportunities Fund since July 2020. Mr. Kellerman holds a Bachelor of Science in International Relations from Syracuse University. Mr. Kellerman’s qualifications to serve as a Trustee include his extensive experience in the investment and financial services industries including his time as managing director of a large multinational investment bank.

For additional information on the Nominees, please see Appendix A. No Nominee is a party adverse to the Fund or any of its affiliates in any material pending legal proceeding, nor does any Nominee have an interest materially adverse to the Fund.

If any or all of the Nominees become unavailable to serve as Trustee due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend or the Board may reduce the number of Trustees as provided for in the Fund’s charter documents.

How long will the Trustees serve on the Board?

If elected, each Nominee would serve as a Trustee until the next meeting of shareholders called for the purpose of electing Trustees, if any, and until a successor is duly elected and qualified, or if sooner, until their death, resignation, or removal.

What is the required vote?

Shareholders of the Fund will vote collectively as a single class on the election of each Nominee. There is no cumulative voting for the election of Trustees. The election of each Nominee must be approved by a plurality of the votes cast at the Annual Meeting at which a quorum is present. Shareholders who vote for the Proposal will vote for each Nominee. Those shareholders who wish to withhold their vote on any specific nominees may do so on the Proxy Ballot. Shareholders do not have appraisal rights in connection with the Proposal.

What is the Board’s recommendation?

The Board, including all of the Independent Trustees, has unanimously approved the nomination of each of the Nominees, and is recommending that the shareholders of the Fund vote “FOR” each of the Nominees.

FURTHER INFORMATION ABOUT THE TRUSTEES AND OFFICERS

The Board of Trustees

The Fund is governed by the Board, which oversees the Fund’s business and affairs. The Board delegates the day-to-day management of the Fund to the Fund’s Officers and to various service providers that have been contractually retained to provide such day-to-day services. The entities that render services to the Fund do so pursuant to contracts that have been approved by the Board. The Trustees are experienced executives who, among other duties, oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s investment performance.

The Board Leadership Structure and Related Matters

The Board is comprised of six members, four of whom are Independent Trustees.

One of the Interested Trustees, Andrew Kellerman, serves as the Chairperson of the Board. The responsibilities of the Chairperson of the Board include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Trustees, officers of the Fund, management personnel, and legal counsel to the Independent Trustees; and such other duties as the Board periodically may determine. Mr. Kellerman is a partner of the Fund’s investment adviser, Saba Capital. The designation of an individual as the Chairperson does not impose on such Trustee any duties, obligations or liabilities greater than the duties, obligations or liabilities imposed on such person as a member of the Board, generally.

For the fiscal year ended October 31, 2022, no Trustee attended fewer than 75% of the aggregate of: (1) the total number of meetings held by the Board (2) with respect to Trustees currently serving as members of the Audit Committee, the total number of meetings held by the Audit Committee, and (3) with respect to Trustees currently serving as members of the Nominating and Corporate Governance Committee, the total number of meetings held by the Nominating and Corporate Governance Committee.

Audit Committee. The Board has established an Audit Committee whose functions include, among other things: (i) meeting with the independent registered public accounting firm of the Fund to review the scope of the Fund’s audit, the Fund’s financial statements and accounting controls; (ii) meeting with management concerning these matters, internal audit activities and other matters; and (iii) overseeing the implementation of the fund’s valuation procedures and the fair value determinations made with respect to securities held by the Fund for which market value quotations are not readily available. The Audit Committee currently consists of three (3) Independent Trustees. The following Trustees currently serve as members of the Audit Committee: Ms. Caldwell and Messrs. Bumbolow and Desai. Ms. Caldwell currently serves as the Chairperson of the Audit Committee. All Committee members have been designated as Audit Committee Financial Experts under the Sarbanes-Oxley Act of 2002. The Audit Committee held three (3) meetings during the fiscal year ended October 31, 2022.

Nominating Committee. On June 24, 2022, the Board established the Nominating Committee, whose functions include, among other things: (i) identifying individuals qualified to become members of the Board; (ii) selecting or recommending to the Board the trustee nominees for each annual meeting of shareholders; (iii) developing and recommending to the Board a set of corporate governance principles applicable to the Fund; (iv) planning for the succession of the Fund’s executive officers; and (v) overseeing the evaluation of the Board, its committees and management. The following Trustees currently serve as members of the Nominating Committee: Ms. Caldwell and Messrs. Bumbolow, Goodwin and Desai. Mr. Bumbolow currently serves as the Chairperson of the Nominating Committee. The Nominating Committee typically meets at least once per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Nominating Committee held one (1) meeting during the fiscal year ended October 31, 2022.

The Nominating Committee will consider Trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board, the qualifications of the candidate and the interests of shareholders.

To serve as a Trustee, nominees must (a) have no felony convictions or felony or misdemeanor convictions involving the purchase or sale of a security; and (b) not have been the subject of any order, judgment or decree (which was not subsequently reversed, suspended or vacated) of any federal or state authority finding that the individual violated or is in violation of any federal or state securities laws.

Shareholders wishing to recommend candidates to the Nominating Committee should submit such recommendations to the Secretary of the Fund, who will forward the recommendations to the committee for consideration. The submission must include: (i) a brief description of the business desired to be brought before the annual or special meeting and the reasons for conducting such business at the annual or special meeting; (ii) the name and address, as they appear on the Fund’s books, of the shareholder proposing such business or nomination; (iii) a representation that the shareholder is a holder of record of stock of the Fund entitled to vote at such meeting and intends to appear telephonically or by proxy at the meeting to present such nomination; (iv) whether the shareholder plans to deliver or solicit proxies from other shareholders; (v) the class and number of Common Shares of the Fund, which are beneficially owned by the shareholder and the proposed nominee to the Board; (vi) any material interest of the shareholder or nominee in such business; (vii) to the extent to which such shareholder (including such shareholder’s principals) or the proposed nominee to the Board has entered into any hedging transaction or other arrangement with the effect or intent of mitigating or otherwise managing profit, loss, or risk of changes in the value of the Common Shares or the daily quoted market price of the Fund held by such shareholder (including shareholder’s principals) or the proposed nominee, including independently verifiable information in support of the foregoing; and (viii) such other information regarding such nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”). Each eligible shareholder or shareholder group may submit no more than one independent Trustee nominee each calendar year.

The Board has not established any committees other than the Audit Committee and Nominating Committee and does not have a standing compensation committee. The Board believes it is appropriate for the Fund not to have a standing compensation committee because, given the size of the Board, the Independent Trustees are collectively capable of effectively and efficiently fulfilling the obligations that would otherwise be delegated to such committee, without the need for a formal committee structure. The Independent Trustees, acting together as a group, each participate in the consideration of the compensation of trustees and executive officers.

The Board’s Risk Oversight Role

The day-to-day management of various risks relating to the administration and operation of the Fund and the Fund is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities. The Board oversees this risk management function consistent with and as part of its oversight duties. The Board performs this risk management oversight function directly and, with respect to various matters, through its committees. The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for the Fund. In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact the Fund or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.

The Board, working with management personnel and other service providers, has endeavored to identify the primary risks that confront the Fund. In general, these risks include, among others: (i) investment risks; (ii) credit risks; (iii) liquidity risks; (iv) valuation risks; (v) operational risks; (vi) reputational risks; (vii) regulatory risks; (viii) risks related to potential legislative changes; (ix) the risk of conflicts of interest affecting affiliates in managing the Fund; and (x) cybersecurity risks. The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting the Fund. In addition, many service providers to the Fund have adopted their own policies, procedures, and controls designed to address particular risks to the Fund. The Board and persons retained to render advice and service to the Board, including SS&C ALPS, which provides certain administrative, middle office and transfer agency services to the Fund, and ACA Global, which provides third-party compliance officer and treasurer services to the Fund, periodically review and/or monitor changes to, and developments relating to, the effectiveness of these policies and procedures.

The Board oversees risk management activities in part through receipt and review by the Board of regular and special reports, presentations and other information from Officers of the Fund, including the CCOs for the Fund and the Adviser and the Adviser’s Chief Risk Officer, and from other service providers.

Trustee Compensation

Each Trustee is reimbursed for reasonable expenses incurred in connection with each meeting of the Board or Audit Committee meetings attended, as applicable. Each Independent Trustee is compensated for his or her services, on a quarterly basis, according to a fee schedule adopted by the Board. The Board may from time to time designate other meetings as subject to compensation.

For serving on the Board, each Independent Trustee was paid between $3,750 and $5,625 for the fiscal year ended October 31, 2022.  Appendix B details the compensation paid to the Trustees by the Fund.

Trustee Ownership of Securities

Appendix C provides the dollar value of all of the shares of the Fund held directly or indirectly by each Trustee as of a recent date.

Officers of the Fund

The Fund’s officers are elected by the Board and hold office until their successors are chosen and qualified, or until they sooner resign, are removed, or are otherwise disqualified to serve. The officers of the Fund, together with each person’s position with the Fund and principal occupation for the last five years, are listed in Appendix D.

Officer Compensation

The officers, who are also officers or employees of Saba Capital or its affiliates, are compensated by Saba Capital or its affiliates. The officers are not paid by the Fund.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Who is asking for my vote?

The Board is soliciting your vote for the Annual Meeting of shareholders.

How is my proxy being solicited?

Solicitation of proxies is being made primarily by the mailing of the Notice of Annual Meeting of Shareholders, the Proxy Statement, and the Proxy Ballot on or about April 25, 2023. In addition to the solicitation of proxies by mail, employees of Saba Capital and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications.

If a shareholder wishes to participate in the Annual Meeting, the shareholder may mail the Proxy Ballot originally sent with the Proxy Statement, attend virtually, vote telephonically, or vote online by logging on to www.proxyvote.com and following the online directions. Should shareholders require additional information regarding the proxy or require replacement of the Proxy Ballot, they may contact Broadridge at 855-928-4480.

What happens to my proxy once I submit it?

The Board has named Michael D’Angelo and Nitin Sapru, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders.

Can I revoke my proxy after I submit it?

A shareholder may revoke their proxy at any time prior to its use by filing with the Fund a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Annual Meeting virtually may vote by ballot at the Annual Meeting, thereby canceling any proxy previously given.

How will my shares be voted?

If you follow the voting instructions, your proxies will vote your shares as you have directed. If you submitted your Proxy Ballot but did not vote on the proposals, your proxies will vote on the proposals as recommended by the Board. If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including on any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Annual Meeting other than the proposal discussed in this Proxy Statement.

Quorum and Tabulation

Each shareholder of the Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. A majority of shares entitled to vote shall constitute a quorum.

Adjournments

If a quorum is not present at the Annual Meeting, if there are insufficient votes to approve the Proposal, or for any other reason deemed appropriate by your proxies, your proxies may propose one or more adjournments of the Annual Meeting to permit additional time for the solicitation of proxies. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

Broker Non-Votes and Abstentions

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Annual Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on a proposal. Abstentions and broker non-votes will not affect the outcome of the election of Trustees.

How many shares are outstanding?

Appendix E sets forth the number of shares of the Fund issued and outstanding as of the Record Date. Shares have no preemptive or subscription rights.

Appendix F lists the persons that, as of the Record Date, owned beneficially or of record 5% or more of the outstanding shares of the Fund. To the best of the Fund’s knowledge, as of the Record Date, no Trustee or officers owned 1% or more of the outstanding shares of the Fund. As of the Record Date, none of the Independent Trustees nor their immediate family members owned any shares of the Adviser or principal underwriter or of any entity controlling, controlled by, or under common control with the Adviser or principal underwriter (not including registered investment companies).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund’s officers, Trustees, investment adviser, affiliates of the investment adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s outstanding securities (“Reporting Persons”), to file reports of ownership of the Fund’s securities and changes in such ownership with the SEC and the New York Stock Exchange. Such persons are required by the SEC regulations to furnish the Fund with copies of all such filings. Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons, the Fund believes that during the fiscal year ended October 31, 2022, its Reporting Persons complied with all applicable filing requirements.

Shareholder Communications with the Board

Shareholders may send other communications to the Board or an individual Trustee. Such communications should be sent to the Fund’s Secretary at the address on the front of this Proxy Statement.

What is the deadline to submit a proposal for the 2024 Annual Meeting?

It is anticipated that the next annual meeting will be held in April 2024, but the exact date, time, and location of such meeting have yet to be determined. Any proposals of shareholders that are intended to be presented at the next annual meeting must be in writing and received at the Fund’s principal executive offices no later than December 27, 2023, in order for the proposal to be considered for inclusion in the proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the proxy statement or presentation at the meeting.

Shareholders who wish to make a proposal that would not be included in the Fund’s proxy materials or to nominate a person or persons as a Trustee at the 2024 annual meeting of the Fund must ensure that the proposal or nomination is delivered to the Fund’s principal executive offices no earlier than November 27, 2023 and no later than December 27, 2023 and includes the information specified in the Fund’s declaration of trust and bylaws. However, if the annual meeting is not scheduled to be held within 30 days before or after the first anniversary date of the annual meeting for the preceding year (such annual meeting date outside such period, an “Other Annual Meeting Date”), notice by shareholders, to be timely, must be delivered to the Fund’s principal executive offices by the later of (i) the date 90 days prior to the Other Annual Meeting Date or (ii) the 10th day following the date that the Other Annual Meeting Date is first publicly announced or disclosed and must include the information specified in the Fund’s declaration of trust and bylaws. The chairperson of the Annual Meeting may disregard any nomination or other proposal by a shareholder that is not made in the manner described above.

Who are the Fund’s independent public accountants?

The Board has selected the accounting firm of Ernst & Young LLP (“E&Y”) as the independent auditor of the Fund for the current fiscal year.

As part of its oversight of the Fund’s financial statements, on December 16, 2022, the Audit Committee held a telephonic meeting to review and discuss with the Adviser, and E&Y the Fund’s audited financial statements for the fiscal year ended October 31, 2022. The Audit Committee discussed with E&Y the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard 1301, Communications with Audit Committees. The Audit Committee has also received and reviewed the written disclosures and the letter from E&Y pursuant to PCAOB Rule 3526 and discussed E&Y’s independence with E&Y.

Based on the reviews and discussion referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund’s Annual Report to shareholders.

Submitted by the Audit Committee of the Board

Karen Caldwell

Thomas Bumbolow

Ketu Desai

The fees paid to E&Y for professional audit services during the Fund’s most recent fiscal years ended October 31, 2021 and October 31, 2022, amounts billed for other services rendered by E&Y to the Fund, and the aggregate non-audit fees billed by E&Y for services rendered to the Fund, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund for the fiscal years ended October 31, 2021 and October 31, 2022 are described in Appendix G.

All of the services provided by the independent public accountants were approved by the Audit Committee pursuant to pre-approval policies and procedures adopted by the Audit Committee. Pursuant to such policies and procedures, the Audit Committee approves: (i) all audit and non-audit services to be rendered to the Fund by E&Y; and (ii) all non-audit services impacting the operations and financial reporting of the Fund provided by E&Y to the Adviser or any affiliate thereof that provides ongoing services to the Fund (collectively, “Covered Services”). The Audit Committee has adopted pre-approval procedures authorizing one or more members of the Audit Committee to approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by E&Y which are not otherwise approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting. The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

The Audit Committee of the Board has considered and will periodically consider whether E&Y’s provision of non-audit services to the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to the Fund that were not required to be pre-approved is compatible with maintaining the independence of E&Y.

Representatives of E&Y are not expected to be at the Annual Meeting but have been given the opportunity to make a statement if they wish.

Why did my household only receive one copy of this Proxy Statement?

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, please contact Broadridge at 855-928-4480. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please inform the Fund in writing at 405 Lexington Avenue, 58th Floor, New York, New York 10174 or via telephone at 212-542-4644.

Who pays for this proxy solicitation?

The Fund will pay the expenses incurred in connection with the Notice of Annual Meeting of Shareholders, Proxy Statement, and the Annual Meeting, including printing, mailing, vote tabulation, legal, and out of pocket expenses. The total estimated proxy solicitation costs are approximately $45,000.

In order that the presence of a quorum at the Annual Meeting may be assured, prompt execution and return of the enclosed Proxy Ballot is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your Proxy Ballot.

Michael D’Angelo
Secretary

April 25, 2023

APPENDIX A: NOMINEES

The following table sets forth information concerning the Nominees of the Fund. The mailing address for each Nominee is 405 Lexington Avenue, 58th Floor, New York, NY 10174.

Name, Address and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees[2]	Other Board Positions Held by Trustees
Independent Nominees
Thomas Bumbolow DOB: 05/17/1976	Trustee	Since January 2021	See “Proposal One – Election of Nominees”	1	Stepping Stones Museum
Karen Caldwell DOB: 01/22/1959	Trustee	Since July 2020	See “Proposal One – Election of Nominees”	1	Finite Solar Finance Fund; Templeton Global Income Fund (GIM)
Ketu Desai DOB: 07/02/1982	Trustee	Since July 2020	See “Proposal One – Election of Nominees”	1	GIM
Kieran Goodwin DOB: 07/30/1969	Trustee	Since July 2020	See “Proposal One – Election of Nominees”	1	None

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees[2]	Other Board Positions Held by Trustees
Nominee who is an “Interested Person” [3]
Aditya Bindal DOB: 03/10/1976	Trustee	Since July 2020	See “Proposal One – Election of Nominees”	1	GIM
Andrew Kellerman DOB: 09/22/1965	Trustee	Since July 2020	See “Proposal One – Election of Nominees”	1	None

1.	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of the Fund (as defined below, “Independent Trustee”) is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise complying under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

2.	For the purposes of this table, “Fund Complex” means the Fund.

3.	Aditya Bindal and Andrew Kellerman are each deemed to be an Interested Trustee because of their current affiliation with the Fund and Saba Capital and its affiliates.

APPENDIX B: TRUSTEE COMPENSATION TABLE

The following tables have been provided to the Fund by the Adviser and its affiliates and sets forth information regarding the compensation paid to the Independent Trustees for the fiscal year ended October 31, 2022 for service on the Board.

Name of Trustee	Aggregate Compensation from the Fund (fiscal year ended October 31, 2022)	Total Compensation from the Fund and Complex Paid to Trustees
Karen Caldwell	$5,625	$5,625
Ketu Desai	$3,750	$3,750
Kieran Goodwin	$3,750	$3,750
Thomas Bumbolow	$3,750	$3,750
Aditya Bindal[1]	$0	$0
Andrew Kellerman[1]	$0	$0

1.	Aditya Bindal and Andrew Kellerman are each deemed to be an Interested Trustee because of their current affiliation with the Fund and Saba Capital and its affiliates and therefore do not receive any compensation from the Fund for their roles as Interested Trustees.

APPENDIX C: SHARES OWNED BY TRUSTEES

The following table sets forth information regarding the dollar range of equity securities of the Fund beneficially owned by each Trustee as of March 31, 2023.

Name of Trustee	BRW	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Karen Caldwell	$0	None
Ketu Desai	$0	None
Kieran Goodwin	$0	None
Thomas Bumbolow	$0	None
Trustee who is an “Interested Person”
Aditya Bindal	$0	None
Andrew Kellerman	$0	None

APPENDIX D: OFFICERS

Information for each Officer of the Fund is set forth in the table below. The mailing address for each officer is 405 Lexington Avenue, 58th Floor, New York, NY 10174, except as noted below.

Name, Address[1] and DOB	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Boaz Weinstein DOB: 06/06/1973	President	Since May 2021	CIO of Saba Capital
Pierre Weinstein DOB: 04/07/1975	Chief Executive Officer	Since May 2021	Portfolio Manager at Saba Capital
Michael D’Angelo DOB: 09/08/1978	Secretary	Since May 2021	COO and General Counsel at Saba Capital
Patrick Keniston[1] DOB: 01/18/1964	CCO	Since June 2021	Senior Principal Consultant, ACA Global (since 2008)
Troy Statczar[1] DOB: 08/31/1971	PFO, Treasurer	Since June 2021	Senior Principal Consultant (2020-present) - ACA Global; Director of Fund Administration (2017-2019) - Thornburg Investment Management, Inc.; Director of U.S. Operations (2008-2017) - Henderson Global Investors N.A., Inc.
Nitin Sapru DOB: 12/07/1980	VP	Since May 2021	CFO at Saba Capital

[1]	Patrick Keniston's and Troy Staczar’s address is ACA Global, 3 Canal Plaza, Suite 100, Portland, ME 04101.

APPENDIX E: COMMON SHARES OUTSTANDING

The following table sets forth the Common Shares outstanding for the Fund as of the Record Date.

Fund	Number of Common Shares Outstanding
Saba Capital Income & Opportunities Fund (“BRW”)	42,529,493.519

APPENDIX F: 5 PERCENT BENEFICIAL OWNERSHIP

Fund	Name and Address of Shareholder[1]	Number of Shares	Percentage of Fund
BRW	Saba Capital Management, L.P. / Boaz Weinstein 405 Lexington Ave., 58th Floor New York, NY 10174	3,886,706	9.14%
BRW	RiverNorth Capital Management, LLC 325 N. LaSalle Street, Suite 645 Chicago, Illinois 60654-7030	3,231,489	7.60%
BRW	Relative Value Partners Group 1033 Skokie Blvd. Suite 470 Northbrook, IL 60062	2,245,004	5.28%

1.	This entity is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances it may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

APPENDIX G: FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The following table shows fees paid to E&Y for professional audit services during the Fund’s most recent fiscal years ended October 31, 2021 and October 31, 2022, as well as fees billed for other services rendered by E&Y to the Fund.

Fund	Audit Fees[1]		Audit-Related Fees[2]
	October 31, 2021	October 31, 2022	October 31, 2021	October 31, 2022
BRW	$62,300	$102,600	$0	$0
	Tax Fees[3]		All Other Fees[4]
	October 31, 2021	October 31, 2022	October 31, 2021	October 31, 2022
BRW	$12,500	$23,500	$0	$0

1.	Audit fees consist of fees billed for professional services rendered for the audit of the year-end financial statements and services that are normally provided by E&Y in connection with statutory and regulatory filings.

2.	Audit-related fees consist principally of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s consolidated financial statements and are not reported under “Audit Fees.” These services include attestation services that are not required by statute or regulations and consultations concerning financial accounting and reporting standards.

3.	Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

4.	All other fees would include fees for products and services other than the services reported above, including those related to the review and issuance of consents on various SEC filings.

The following table presents: (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Fund by the independent registered public accounting firm for the Fund’s fiscal years ended October 31, 2021 and October 31, 2022; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates, by the independent registered public accounting firm for the same time periods.

Aggregate Non-Audit Fees
Registrant/Investment Adviser	2022	2021
BRW	$0	$0

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SABA CAPITAL MANAGEMENT
405 LEXINGTON AVE., 58TH FL
NEW YORK, NEW YORK 10174

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V14401-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

Nominees:

01) Thomas Bumbolow	04) Kieran Goodwin
02) Karen Caldwell	05) Aditya Bindal
03) Ketu Desai	06) Andrew Kellerman

For All	**Withhold All**	**For All Except**
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

Note: Please sign exactly as name or names appear(s) on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

The materials relating to this Annual Meeting are available at www.proxyvote.com

V14402-TBD

SABA CAPITAL INCOME & OPPORTUNITIES FUND
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Michael D'Angelo and Nitin Sapru, or any one or all of them, proxies, with full power of substitution, to vote all shares of the Saba Capital Income & Opportunities Fund, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held virtually on June 20, 2023 at 10:00 AM ET, and at any adjournment(s) or postponement(s) thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Annual Meeting. To register to attend the Virtual Shareholder Meeting visit the website: https://www.viewproxy.com/sabacapital/broadridgevsm/

This proxy will be voted as instructed. **If no specification is made, the proxy will be voted "FOR" the proposal.**

PLEASE SIGN AND DATE ON THE REVERSE SIDE.